UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 20, 2010
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3186 Lionshead Avenue Carlsbad, California	92010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 477-8900
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1
EX-5.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On April 22, 2010, Xenonics Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Prospectus Supplement dated April 20, 2010 (the “Prospectus Supplement”) that relates to the offering by the Company (the “Offering”) of 1,100,000 shares of common stock and warrants to purchase 1,100,000 shares of common stock (and the shares of common stock that are issuable from time to time upon exercise of these warrants). Each share of common stock will be sold for a purchase price of $0.50 and will be accompanied by a warrant to purchase an additional share of common stock at an exercise price of $0.65. Each warrant will be exercisable during the period commencing six months after the date of its issuance and ending five years after the date that the warrant became exercisable.
     The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-165577), which was declared effective by the Commission on March 30, 2010. The Company filed the Prospectus Supplement in accordance with Rule 424(b)(5) of the Securities Act of 1933, as amended.
     EarlyBirdCapital, Inc. is serving as the Company’s exclusive placement agent in connection with the Offering pursuant to an agreement with the Company dated as of March 31, 2010 (the “Placement Agent Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein.
     In connection with the Offering, the Company has entered into a Securities Purchase Agreement dated as of April 20, 2010 (the “Securities Purchase Agreement”) with each investor who has elected to purchase common stock and warrants in the Offering. The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, including indemnification obligations on the part of the Company. A copy of the Securities Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated herein, and a copy of the Common Stock Purchase Warrant (the “Warrant”) that will be issued by the Company to each investor is filed as Exhibit 4.1 hereto and incorporated herein.
     On April 21, 2010, the Company issued a press release (the “Press Release”) announcing that it has entered into the Securities Purchase Agreement with institutional investors with respect to the sale of 1,100,000 shares of common stock (representing aggregate gross proceeds of $550,000) and warrants to purchase 1,100,000 shares of common stock on the terms described above. The Company anticipates that its sales of common stock and warrants to those investors will close on or about April 23, 2010, subject to customary closing conditions. A copy of the Press Release is filed as Exhibit 99.1 hereto and incorporated herein.
     On April 20, 2010, a Securities Purchase Agreement dated as of April 1, 2010 (the “Prior Agreement”) between the Company and the parties listed on the signature pages of the Prior Agreement was amended by an Amendment to Securities Purchase Agreement (the “Amendment”), a copy of which is filed as Exhibit 10.2 hereto and incorporated herein. The Amendment permits the Company to engage in the transactions described above. The Company filed the Prior Agreement with the Commission on April 2, 2010 as an exhibit to a Current Report on Form 8-K.
     The preceding summary is subject to, and qualified by, the full text of the Securities Purchase Agreement, the Warrant, the Placement Agent Agreement, the Press Release and the Amendment, which are filed as exhibits to this Current Report on Form 8-K.
     A copy of the opinion letter of TroyGould PC relating to the securities to be issued in the Offering is filed as Exhibit 5.1 hereto and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement dated as of March 31, 2010 between Xenonics Holdings, Inc. and EarlyBirdCapital, Inc. (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Xenonics Holdings, Inc., filed on April 2, 2010).

4.1	Form of Warrant between Xenonics Holdings, Inc. and the investors who are parties to a Securities Purchase Agreement dated as of April 20, 2010 with Xenonics Holdings, Inc.

5.1	Opinion of TroyGould PC.

10.1	Securities Purchase Agreement dated as of April 20, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

10.2	Amendment dated as of April 20, 2010 to Securities Purchase Agreement dated as of April 1, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

23.1	Consent of TroyGould PC (contained in Exhibit 5.1).

99.1	Press release of Xenonics Holdings, Inc. issued on April 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2010	XENONICS HOLDINGS, INC.
	By:	/s/ Richard S. Kay
		Name:	Richard S. Kay
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Placement Agent Agreement dated as of March 31, 2010 between Xenonics Holdings, Inc. and EarlyBirdCapital, Inc. (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Xenonics Holdings, Inc., filed on April 2, 2010).

4.1	Form of Warrant between Xenonics Holdings, Inc. and the investors who are parties to a Securities Purchase Agreement dated as of April 20, 2010 with Xenonics Holdings, Inc.

5.1	Opinion of TroyGould PC.

10.1	Securities Purchase Agreement dated as of April 20, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

10.2	Amendment dated as of April 20, 2010 to Securities Purchase Agreement dated as of April 1, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

23.1	Consent of TroyGould PC (contained in Exhibit 5.1).

99.1	Press release of Xenonics Holdings, Inc. issued on April 21, 2010.

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